Financial Instruments with Preferred Rights	12 Months Ended
Dec. 31, 2021
Disclosure Of Financial Instruments [Abstract]
Financial Instruments with Preferred Rights

24. Financial Instruments with Preferred Rights

The Group has completed a series of financings by issuing preferred shares with the following details:

			Subscription
		Number of	consideration
Date of subscription	Round	preferred shares	RMB’000
March 3, 2016	Series Pre-A	3,109,000	33,110
January 3, 2017	Series A	8,471,200	137,868
December 20, 2018	Series B	10,127,579	379,148
August 21, 2020/December 1, 2020	Series C	21,349,537	923,247
		43,057,316	1,473,373

After the Share Consolidation, the above number of preferred shares were changed to 24,745,572 and together with additional 46,232 preferred shares as disclosed in the Note 22, the Company’s issued and outstanding preferred shares were 24,791,804 prior to March 19, 2021. Upon completion of the IPO, such preferred shares were converted to ordinary share on a one-for-one basis.

The key preferred rights of the preferred shares are summarized as follows:

(a) Conversion feature

i) Optional conversion

Each holder of preferred share shall be entitled to exercise its right to convert any of its preferred shares, at any time after the date of issuance of such shares, and each preferred share may be convertible into a certain number of fully paid and non-assessable ordinary shares at a ratio calculated by dividing the Series Pre-A issue price, the Series A issue price, the Series B issue price, or the Series C issue price, as applicable, by the then applicable conversion price (the “Conversion Price”). The Conversion Price is initially equal to the Series Pre-A issue price, the Series A issue price, the Series B issue price, or the Series C issue price, as applicable, and is subject to adjustment from time to time to reflect stock dividends, stock splits and other events. For the avoidance of doubt, no payment shall be made by the holders of preferred shares to the Company upon or in connection with the conversion of the preferred shares into ordinary shares.

ii) Automatic conversion

The preferred shares held by each holder shall be, at the applicable Conversion Price in effect at the time of conversion, without the payment of any additional consideration, converted into fully-paid and non-assessable ordinary shares upon the closing of a Qualified initial public offering (“QIPO”).

(b) Liquidation preferences

In the event of (i) any liquidation, dissolution or termination event, whether voluntary or involuntary, or (ii) unless waived by the holders of at least a majority of ordinary shares and the holders of at least two thirds of the preferred shares (calculated on a fully-diluted and as-converted basis), any deemed liquidation event as defined in the Company’s shareholders agreement, such as a merger, consolidation, sale, transfer, lease, exclusive license or other disposal of all or substantially all of the assets or intellectual property of the Company or of all of its subsidiaries as a whole (“Deemed Liquidation Event”), all assets and funds legally available for distribution shall be distributed to the holders of preferred shares in preference to the holders of ordinary shares, in an amount per share equal to the applicable series issue price plus any declared but unpaid dividends (the “Preference Amount”).

The full preference amount is first paid to the holders of the series of preferred shares that was most recently issued then to the holders of the next level of preference in order (Series C preferred shares, Series B preferred shares, Series A preferred shares, and Series Pre-A preferred shares (ranked pari passu), which are listed in order of highest liquidation preference to lowest).

If there are any assets or funds remaining after the aggregate Series Pre-A Preference Amount, Series A Preference Amount, Series B Preference Amount and Series C Preference Amount have been distributed or paid in full to the applicable holders of the preferred shares, the remaining assets and funds of the Company available for distribution shall be distributed ratably among all shareholders (including the preferred shareholders) according to the relative number of ordinary shares of the Company held by such shareholder (on an as-converted basis).

If the available funds and assets become insufficient to satisfy the full preferential payment to the holders of a particular series of preferred shares, then such assets shall be distributed among the holders of that particular series of preferred shares, ratably in proportion to the full amounts to which they would otherwise be respectively entitled thereon.

(c) Redemption rights

Upon the occurrence of any of the following events, any holder of any other series of preferred shares is entitled to request a redemption of any of its shares.

(i)
the Company fails to consummate a QIPO on or before December 31, 2024 (the “Target QIPO Date”), such Target QIPO Date shall be postponed reasonably if any force majeure event adversely affects the process of the QIPO of the Company and the postponement arising therefrom is agreed by all the parties (including the preferred shareholders);

(ii)
the Company or any of the Co-Founders or the other group companies materially breaches its or his representations, warranties, covenants or obligations under any transaction document.

With the written consent of the holder(s) of more than fifty percent (50%) of the voting power of the aggregate number of a particular series of issued and outstanding preferred shares, the Company shall redeem such particular series of preferred shares, out of funds legally available therefor including the capital.

The redemption price for each issued and outstanding Series B and Series C preferred share (the “Series B and Series C Redemption Price”) shall be the amount equal to the sum of (i) an amount that would give an internal rate of return that equals to eight percent (8%) per annum on such Series B preferred share and Series C preferred share in respect of the Series B and Series C issue price, respectively, calculated for a period of time commencing from the Series B and Series C issue date and ending on the date that the Series B and Series C Redemption Price is paid in full by the Company, and (ii) any declared but unpaid dividends thereupon.

Series A Redemption Price is the amount equal to 150% of the Series A issue Price and any declared but unpaid dividends thereupon.

Pre-A shareholders do not have redemption rights, although they have a liquidation preference upon occurrence of any Deemed Liquidation Events.

(d) Dividends

Dividends are payable when and if declared by the Board out of funds legally available, and such dividends are not cumulative. Holders of the shares shall be entitled to receive out of any funds legally available therefor, when, as and if declared by the Board, non-cumulative dividends, as well as any non-cash dividends when, as and if declared by the Board. In the event the Company shall declare a distribution other than in cash, the holders of shares shall be entitled to a proportionate share of any such distribution when, as and if declared by the Board.

The Group designates the entire instruments with preferred rights described above as financial liabilities at fair value through profit or loss with the changes in the fair value recorded in the consolidated statements of loss, except for the changes in the fair value due to own credit risk, which are recorded in other comprehensive income/(loss).

Movements of financial instruments with preferred rights during the years ended December 31, 2019, 2020 and 2021 were as follows:

Fair value
RMB’000
As of January 1, 2019	573,499
Change in fair value recognized in profit or loss	59,397
Change in fair value due to foreign currency translation recognized in other comprehensive income	10,112
As of December 31, 2019	643,008
Issuance of Series C Preferred Shares	923,247
Change in fair value recognized in profit or loss	579,286
Share-based compensation to additional Series C preferred shareholder	19,655
Change in fair value due to foreign currency translation recognized in other comprehensive income	(93,688)
As of December 31, 2020	2,071,508
Change in fair value recognized in profit or loss	674,269
Change in fair value due to foreign currency translation recognized in other comprehensive income	(2,152)
Converted to ordinary shares upon IPO	(2,743,625)
As of December 31, 2021	—

The Group first determined the equity value and then allocated the equity value to each element of the Group’s capital structure using either the option pricing back-solve method (“OPM”) or a hybrid method.

Key valuation assumptions used to determine the fair value of the financial instruments with preferred rights are as follows:

Year ended December 31,
	2019	2020
DLOM	25.8% ~ 30.7%	14.0% ~ 25.8%
Expected volatility	55.0% ~ 60.0%	64.0% ~ 75.1%
Risk-Free interest rate	1.7% ~ 2.3%	0.1% ~ 0.2%

DLOM was estimated based on OPM. Under OPM, the cost of put option, which can hedge price changes before the privately held shares are sold, was considered as a basis to determine the DLOM.

Expected volatility was estimated based on the annualized standard deviation of daily stock price return of comparable companies for periods from respective valuation dates and with similar span as time to exit.

Risk-free interest rates were estimated based on the yield of U.S. Treasury strips as of each valuation date.

Sensitivity to changes in fair value

The Company performed sensitivity test to changes in unobservable inputs in determining the fair value of preferred shares issued by the Company. The changes in unobservable inputs risk-free interest rate and expected volatility will result in a higher or lower fair value measurement. The increase in the fair value of financial instruments with preferred rights would increase the fair value loss in the consolidated statements of loss. When performing the sensitivity test, management applied an increase or decrease to each unobservable input, which represents management’s assessment of reasonably possible change to these unobservable inputs, and effect of those changes to the fair value of financial instruments with preferred rights is as set forth below:

If the volatility had increased/decreased 5%, the loss before income tax for the year ended December 31, 2020 would have been approximately RMB 18.0 million lower/RMB 18.1 million higher.

If the risk-free interest rate had increased/decreased 1%, the loss before income tax for the year ended December 31, 2020 would have been approximately RMB 887,000 higher/RMB 1,712,000 lower.

The Group used the IPO price (USD 17) to determine the fair value of the financial instruments with preferred rights on March 19, 2021. Upon completion of the IPO, such preferred shares were converted to ordinary share on a one-for-one basis.